UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2019

eMagin Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Drive, Suite 201
Hopewell Junction, NY 12533

(Address of principal executive office)

Registrant’s telephone number, including area code (845) 838-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value Per Share	EMAN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 22, 2019, eMagin Corporation (“we,” “us,” “eMagin” or the “Company”) entered into an At The Market Offering Agreement (the “Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright” or the “Agent”), to create an at-the-market equity program under which the Company from time to time may offer and sell shares of its common stock, par value $0.001 per share, having an aggregate offering price of up to $1,700,000 (the “Shares”) through Wainwright.

Subject to the terms and conditions of the Agreement, Wainwright will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions.  The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a placement fee at a fixed commission rate equal to 3.0% of the gross proceeds per Share sold.

Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on the NYSE American, at market prices or as otherwise agreed with the Agent. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreement or terminate the Agreement.

This report also incorporates by reference the Agreement into the shelf registration statement on Form S-3 (File No. 333-218838) previously filed with the Securities and Exchange Commission on June 20, 2017, in the form in which it became effective on July 11, 2017 (the “2017 Registration Statement”).  This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Agreement is filed as Exhibit 10.1 to this report. The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith as an exhibit to this report.

The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Agreement is also filed herewith as Exhibit 5.1. This opinion is also filed with reference to, and is hereby incorporated by reference into, the 2017 Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

Exhibit Number	Description
5.1	Opinion of Goodwin Procter LLP
10.1	At Market Offering Agreement, dated November 22, 2019, between eMagin Corporation and H.C. Wainwright & Co., LLC
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

Date: November 22, 2019	By:	/s/ Jeffrey Lucas
Name: Jeffrey Lucas
Title: President and Chief Financial Officer